UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 18, 2021

INTERPRIVATE III FINANCIAL PARTNERS INC.

(Exact name of registrant as specified in its charter)

Delaware	001-40151	85-3069266
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1350 Avenue of the Americas, 2nd Floor

New York, NY 10019

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (212) 920-0125

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock and one-fifth of one redeemable warrant	IPVF.U	The New York Stock Exchange
Class A common stock, par value $0.0001 per share	IPVF	The New York Stock Exchange
Warrants, each whole warrant exercisable for one share of Class A common stock, each at an exercise price of $11.50 per share	IPVF WS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

The purpose of this Current Report on Form 8-K/A (“Amendment No. 1”) is to amend the Current Report on Form 8-K filed by InterPrivate III Financial Partners Inc., a Delaware corporation (“InterPrivate III”), on August 18, 2021 (the “Original 8-K”) solely to provide the disclosures required by Items 1.01, 3.02 and 7.01 of Form 8-K that were not previously filed with the Original Report and to amend and supplement Item 9.01 (solely to add additional exhibits) of the Original 8-K.

i

Item 1.01. Entry into a Material Definitive Agreement.

Merger Agreement

On August 18, 2021, InterPrivate III entered into an agreement and plan of merger by and among InterPrivate III, InterPrivate III Merger Sub Inc., a wholly owned subsidiary of InterPrivate III (“Merger Sub”), InterPrivate III Merger Sub II LLC, a wholly owned subsidiary of InterPrivate III (“Merger Sub II”), and Aspiration Partners Inc. (“Aspiration”) (as it may be amended and/or restated from time to time, the “Merger Agreement”). Pursuant to the Merger Agreement, Merger Sub will merge with and into Aspiration with Aspiration surviving the merger as a wholly owned subsidiary of InterPrivate III (the “First Merger”) and, immediately following the First Merger and as part of the same overall transaction as the First Merger, the surviving corporation will merge with and into Merger Sub II with Merger Sub II surviving the merger (the “Second Merger”). The transactions contemplated by the Merger Agreement are referred to as the “Business Combination.” In addition, in connection with the consummation of the Business Combination, InterPrivate III will be renamed and is referred to herein as “New Aspiration” as of the time following such change of name.

Under the Merger Agreement, InterPrivate III has agreed to acquire all of the outstanding equity interests of Aspiration for $1,750,000,000 in aggregate consideration (the “Aggregate Consideration”) in the form of Class A common stock (valued for this purpose at $10.00 per share), $200,000,000 of which (represented by 20,000,000 shares of Class A common stock) will be initially issued into escrow in connection with the PIPE Investment (as defined below). The 20,000,000 shares of Class A common stock issued into escrow at the effective time of the Business Combination (the “Effective Time”) will be released to InterPrivate III to the extent InterPrivate III is obligated to issue Additional Shares (as defined below) to the PIPE Investors (as defined below) and, otherwise, to the holders of capital stock of Aspiration as of immediately prior to the Effective Time. If certain conditions are met prior to the Closing, the 20,000,000 shares of Class A common stock issued into escrow at Closing may be increased by an additional 5,000,000 shares of Class A common stock for a total escrow amount of 25,000,000 shares of Class A common stock.

Each Aspiration stockholder and each holder of a vested Aspiration option (as defined below) shall also receive a contingent right to receive a pro rata portion of up to 100,000,000 shares of Class A common stock of New Aspiration (the “Contingent Consideration”). The Contingent Consideration may be earned in five equal tranches of 20,000,000 shares of New Aspiration Class A common stock (x) when the closing price of New Aspiration Class A common stock equals or exceeds (i) $12.50 per share prior to the 18-month anniversary of the Effective Time, (ii) $15.00 per share prior to the 36-month anniversary of the Effective Time, (iii) $17.50 per share prior to the 36-month anniversary of the Effective Time, (iv) $20.00 per share prior to the 48-month anniversary of the Effective Time and (v) $25.00 per share prior to the 60-month anniversary of the Effective Time, in each case, as measured over any 20 trading days within any 30-day trading period prior to the end of the relevant time period applicable to each such earn out tranche or (y) when New Aspiration consummates a change of control transaction that entitles its stockholders to receive a per share consideration of at least $12.50, $15.00, $17.50, $20.00 and $25.00, as applicable. Any right to Contingent Consideration that remains unvested on the first business day after five years from Effective Time will be forfeited without any further consideration.

Pursuant to the Merger Agreement, at the Effective Time, the consideration to be issued to the holders of Aspiration capital stock will be in the form of Class A common stock of New Aspiration (valued at $10.00 per share). Additionally, each option to purchase shares of Aspiration common stock (an “Aspiration option”) that is outstanding and unexercised, whether or not then vested or exercisable, will be assumed by New Aspiration and converted into an option to acquire shares of Class A common stock of New Aspiration with the same terms and conditions as applied to the Aspiration option immediately prior to the Effective Time; provided that the number of shares underlying such New Aspiration option will be determined by multiplying the number of shares of Aspiration common stock subject to such option immediately prior to the Effective Time by the ratio determined by dividing the per share merger consideration value by $10.00 (the quotient being the “option exchange ratio”), which product shall be rounded down to the nearest whole number of shares, and the per share exercise price of such New Aspiration option will be determined by dividing the per share exercise price immediately prior to the Effective Time by the option exchange ratio, which quotient shall be rounded up to the nearest whole cent.

Pursuant to the Merger Agreement, (i) immediately prior to the Effective Time, each warrant to purchase shares of Aspiration common stock that is issued and outstanding prior to the Effective Time will be exercised or terminated in accordance with its terms and (ii) prior to the Effective Time, each convertible note of Aspiration will be converted into Aspiration capital stock, paid off in accordance with the terms thereof or remain outstanding as indebtedness of New Aspiration without the right to convert into capital stock of New Aspiration. If any indebtedness of Aspiration (including with respect to convertible notes of Aspiration that remain outstanding) is not paid off at the closing of the Business Combination (the “Closing”), it will be assumed by New Aspiration.

The parties to the Merger Agreement have made customary representations and warranties for a transaction of this type. The representations and warranties made under the Merger Agreement will generally not survive the Closing. In addition, the parties to the Merger Agreement agreed to be bound by certain customary covenants for transactions of this type, including, among others, covenants with respect to the conduct of InterPrivate III and Aspiration and their respective subsidiaries during the period between the execution of the Merger Agreement and the Closing, covenants with respect to making the filing under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 (the “HSR Act”) and covenants with respect to the preparation and filing of the Registration Statement on Form S-4 (“Registration Statement”), which will include the proxy statement/prospectus of InterPrivate III. The covenants made under the Merger Agreement will not survive the Closing, unless by their terms they are to be performed in whole or in part after the Closing. The Merger Agreement also provides that, immediately following the Closing, a nominee proposed by InterPrivate III and reasonably acceptable to Aspiration will be appointed to New Aspiration’s initial board of directors.

The Closing is subject to certain customary conditions, including, among other things: (i) approval by InterPrivate III’s stockholders and Aspiration’s stockholders of the Merger Agreement, the Business Combination and certain other actions related thereto, (ii) the expiration or termination of the waiting period (or any extension thereof) applicable under the HSR Act, (iii) the absence of any governmental order, statute, rule or regulation enjoining or prohibiting the consummation of the Business Combination, (iv) the shares of New Aspiration Class A common stock to be issued in connection with the Business Combination having been approved for listing on the New York Stock Exchange, (v) that InterPrivate III shall have at least $5,000,001 of net tangible assets after giving effect to any redemptions of shares of its Class A common stock and the consummation of the transactions contemplated by the Subscription Agreements (as defined below), (vi) effectiveness of the Registration Statement, (vii) receipt of approval of the Business Combination from the Financial Industry Regulatory Authority Inc., (viii) the accuracy of the representations and warranties, covenants and agreements of InterPrivate III and Aspiration, respectively, and (ix) solely with respect to Aspiration, after giving effect to applicable redemptions, InterPrivate III having at least $200,000,000 of cash at the Closing.

The Merger Agreement may be terminated by InterPrivate III or Aspiration under certain circumstances, including, among others, (i) by mutual written agreement of InterPrivate III and Aspiration, (ii) by either InterPrivate III or Aspiration if the Closing has not occurred on or before May 18, 2022, (iii) by either InterPrivate III or Aspiration if any governmental authority has enacted, issued, promulgated, enforced or entered any governmental order of competent jurisdiction which has become final and nonappealable and has the effect of making consummation of the Business Combination illegal or otherwise preventing or prohibiting consummation of the Business Combination (subject to certain exceptions), (iv) by either of InterPrivate III or Aspiration if the other party has materially breached the Merger Agreement under certain circumstances, (v) by either InterPrivate III or Aspiration if InterPrivate III has not obtained the required approval of its stockholders at the special meeting, (vi) by InterPrivate III if Aspiration has not obtained the required approval of its stockholders within ten business days after the effectiveness of the Registration Statement, (vii) by InterPrivate III if certain financial statements are not delivered by Aspiration within the necessary timeframes or differ materially from certain draft financial statements shared prior to the execution of the Merger Agreement, or (viii) by Aspiration following a modification in the recommendation of InterPrivate III’s board of directors.

The foregoing descriptions of the Merger Agreement and the Business Combination do not purport to be complete and are qualified in their entirety by the terms and conditions of the Merger Agreement, a copy of which is attached hereto as Exhibit 2.1 and is incorporated herein by reference. The Merger Agreement contains representations, warranties and covenants that the parties to the Merger Agreement made to each other as of the date of the Merger Agreement or other specific dates. The assertions embodied in those representations, warranties and covenants were made for purposes of the contract among the parties and are subject to important qualifications and limitations agreed to by the parties in connection with negotiating the Merger Agreement. The Merger Agreement has been attached to provide investors with information regarding its terms and is not intended to provide any other factual information about InterPrivate III, Aspiration or any other party to the Merger Agreement. In particular, the representations, warranties, covenants and agreements contained in the Merger Agreement, which were made only for purposes of the Merger Agreement and as of specific dates, were solely for the benefit of the parties to the Merger Agreement, may be subject to limitations agreed upon by the contracting parties (including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Merger Agreement instead of establishing these matters as facts) and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors and reports and documents filed with the U.S. Securities and Exchange Commission (the “SEC”). Investors should not rely on the representations, warranties, covenants and agreements, or any descriptions thereof, as characterizations of the actual state of facts or condition of any party to the Merger Agreement. In addition, the representations, warranties, covenants and agreements and other terms of the Merger Agreement may be subject to subsequent waiver or modification. Moreover, information concerning the subject matter of the representations and warranties and other terms may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in InterPrivate III’s public disclosures.

Subscription Agreements

InterPrivate III entered into subscription agreements (the “Subscription Agreements”), each dated as of August 18, 2021, with certain accredited investors (the “PIPE Investors”), pursuant to which, among other things, InterPrivate III agreed to issue and sell, in private placements to close concurrently with the Closing, an aggregate of 20,000,000 shares of InterPrivate III Class A common stock (the “Committed Shares”), at a purchase price of $10.00 per share (the “PIPE Investment”).

If during the last 10 trading days of the 60-day period following the effectiveness of the re-sale registration statement that New Aspiration has agreed to file with the SEC pursuant to the Subscription Agreements (the “Adjustment Period”), the volume weighted average price of one share of New Aspiration Class A common stock (as reported on the New York Stock Exchange) (the “Adjustment Period VWAP’) is less than $10.00 per share, each PIPE Investor will be entitled to receive from New Aspiration, for no additional consideration, a number of additional shares of New Aspiration Class A common stock (the “Additional Shares”) equal to the product of (x) the number of Committed Shares issued to a PIPE Investor at the Closing that such PIPE Investor holds through the last day of the Adjustment Period, multiplied by (y) a fraction, (A) the numerator of which is $10.00 minus the Adjustment Period VWAP and (B) the denominator of which is the Adjustment Period VWAP (provided that in no event shall the number of Additional Shares exceed the lesser of (i) the number of Committed Shares and (ii) such PIPE Investor’s pro rata portion of 20,000,000, or if increased pursuant to the Merger Agreement, 25,000,000, shares of New Aspiration Class A common stock (calculated based on the purchase price of such PIPE Investor’s Committed Shares relative to the sum of (i) the aggregate purchase price paid by all PIPE Investors and (ii) the purchase price of any additional securities purchased by an accredited investor in a private placement prior to the Closing). If the Additional Shares are issued to the PIPE Investors, there will be a corresponding adjustment to the portion of the Aggregate Consideration held in escrow to be released to the holders of capital stock of Aspiration as of immediately prior to the Effective Time such that the number of issued and outstanding shares of Class A common stock will not change.

The foregoing description of the Subscription Agreements does not purport to be complete and is qualified in its entirety by the terms and conditions of the form of Subscription Agreement, a copy of which is filed as Exhibit 10.1 hereto and is incorporated by reference herein.

Aspiration Support Agreements

In connection with and following the execution of the Merger Agreement, InterPrivate III will enter into support agreements with certain Aspiration stockholders (the “Aspiration Support Agreements”), pursuant to which such Aspiration stockholders will agree, among other things, to vote (whether pursuant to a duly convened meeting of Aspiration’s stockholders or pursuant to an action by written consent) in favor of the adoption and approval of the Business Combination and any of the documents and transactions contemplated by the Merger Agreement following the time at which the Registration Statement shall have been declared effective under the Securities Act of 1933, as amended (the “Securities Act”), and delivered or otherwise made available to the Aspiration stockholders. Additionally, such Aspiration stockholders agreed to not transfer any securities of Aspiration held by such stockholder from the date of execution of the Aspiration Support Agreement until the earlier of the Effective Time and the termination of the Merger Agreement in accordance with its terms, subject to certain exceptions and to not solicit any Company Business Combination (as defined in the Merger Agreement), in each case, subject to the terms and conditions of the Aspiration Support Agreements.

The foregoing description of the Aspiration Support Agreements do not purport to be complete and is qualified in its entirety by the terms and conditions of the form of Aspiration Support Agreement, a copy of which is filed as Exhibit 10.2 hereto and is incorporated by reference herein.

Sponsor Support Agreement

In connection with the execution of the Merger Agreement, InterPrivate Acquisition Management III, LLC, a Delaware limited liability company (the “Sponsor”), entered into a support agreement (the “Sponsor Support Agreement”) with InterPrivate III and Aspiration, pursuant to which the Sponsor agreed, among other things, to vote to adopt and approve the Merger Agreement and all other documents and transactions contemplated thereby, to vote against any business combination proposal other than the Business Combination or other proposals that would impede or frustrate the Business Combination, to comply with the Merger Agreement’s prohibition on soliciting any alternative business combination transaction and to not transfer the equity interests in InterPrivate III that it owns, in each case, subject to the terms and conditions of the Sponsor Support Agreement.

The foregoing description of the Sponsor Support Agreement does not purport to be complete and is qualified in its entirety by the terms and conditions of the Sponsor Support Agreement filed as Exhibit 10.3 hereto and incorporated by reference herein.

Amended and Restated Registration Rights Agreement

At the Closing, New Aspiration, the Sponsor and certain stockholders of New Aspiration will enter into an Amended and Restated Registration Rights Agreement (the “Registration Rights Agreement”) pursuant to which, among other things, the parties thereto will be granted certain customary registration rights with respect to shares of common stock of New Aspiration.

The foregoing description of the Registration Rights Agreement is subject to and qualified in its entirety by reference to the full text of the form of Registration Rights Agreement, a copy of which is included as Exhibit 10.4 hereto, and the terms of which are incorporated herein by reference.

Stockholders’ Agreement

At the Closing, New Aspiration, Andrei Cherny, Joseph Sanberg and certain of their respective controlled affiliates shall enter into a Stockholders’ Agreement (the “Stockholders’ Agreement”) to provide for certain governance rights and address certain governance matters relating to New Aspiration. The Stockholders’ Agreement will provide each of Mr. Cherny and Mr. Sanberg the right to nominate one individual to the New Aspiration board of directors, subject to certain qualifications, requirements and exceptions as set forth therein.

The foregoing description of the Stockholders’ Agreement is subject to and qualified in its entirety by reference to the full text of the form of Stockholder’s Agreement, a copy of which is included as Exhibit 10.5 hereto, and the terms of which are incorporated herein by reference.

Transfer Restrictions

The Sponsor and its directors and executive officers are subject to certain restrictions on transfer with respect to their shares of New Aspiration common stock pursuant to that certain Letter Agreement, dated as of March 4, 2021, by and among InterPrivate III, the Sponsor, and the other parties signatory thereto. Such restrictions end on the date that is one year following the Closing, or are subject to an early price-based release with respect to 50% of such shares if the price per share of New Aspiration Class A common stock equals or exceeds $12.00 per share for any 20 trading days within any 30-day trading period following the Closing.

The proposed Bylaws of New Aspiration also contain certain restrictions on transfer for a period of 180 days following the Closing with respect to shares of New Aspiration Class A common stock issued to holders of Aspiration capital stock in the Business Combination or issued to directors, executives officers or employees of New Aspiration upon settlement or exercise of equity awards outstanding as of immediately following the Closing in respect of awards of Aspiration options outstanding immediately prior to the Closing.

Item 3.02. Unregistered Sales of Equity Securities.

The disclosure set forth above in Item 1.01 of this Amendment No. 1 with respect to the issuance of shares of InterPrivate III Class A common stock is incorporated by reference herein. The shares of InterPrivate III Class A common stock issuable in connection with the transactions contemplated by the Subscription Agreements will not be registered under the Securities Act, in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act and/or Regulation D promulgated thereunder.

Item 7.01. Regulation FD Disclosure.

On August 18, 2021, the management of InterPrivate III and Aspiration held a conference call regarding the Business Combination. A copy of the script for the conference call is attached hereto as Exhibit 99.1.

The information in this Item 7.01, including Exhibit 99.1, is furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liabilities under that section, and shall not be deemed to be incorporated by reference into the filings of InterPrivate III under the Securities Act or the Exchange Act, regardless of any general incorporation language in such filings. This Amendment No. 1 will not be deemed an admission as to the materiality of any information of the information in this Item 7.01, including Exhibit 99.1.

Important Information about the Business Combination and Where to Find It

The Business Combination will be submitted to stockholders of InterPrivate III for their consideration. InterPrivate III intends to file the Registration Statement with the SEC, which will include preliminary and definitive proxy statements to be distributed to InterPrivate III’s stockholders in connection with InterPrivate III’s solicitation for proxies for the vote by InterPrivate III’s stockholders in connection with the Business Combination and other matters as described in the Registration Statement, as well as the prospectus relating to the offer of the securities to be issued to Aspiration’s stockholders in connection with the completion of the Business Combination. After the Registration Statement has been filed and declared effective, InterPrivate III will mail a definitive proxy statement and other relevant documents to its stockholders as of the record date established for voting on the Business Combination. InterPrivate III’s stockholders and other interested persons are advised to read, once available, the preliminary proxy statement / prospectus and any amendments thereto and, once available, the definitive proxy statement / prospectus, in connection with InterPrivate III’s solicitation of proxies for its special meeting of stockholders to be held to approve, among other things, the Business Combination, because these documents will contain important information about InterPrivate III, Aspiration and the Business Combination. Stockholders may also obtain a copy of the preliminary or definitive proxy statement, once available, as well as other documents filed with the SEC regarding the Business Combination and other documents filed with the SEC by InterPrivate III, without charge, at the SEC's website located at www.sec.gov or from InterPrivate III’s website at https://ipvspac.com/ipvf or by written request to InterPrivate at InterPrivate III Financial Partners, 1350 Avenue of the Americas, 2nd Floor, New York, NY 10019.

Participants in the Solicitation

InterPrivate III, Aspiration and certain of their respective directors, executive officers and other members of management and employees may, under SEC rules, be deemed to be participants in the solicitations of proxies from InterPrivate III’s stockholders in connection with the Business Combination. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of InterPrivate III’s stockholders in connection with the Business Combination will be set forth in InterPrivate III’s proxy statement / prospectus when it is filed with the SEC. You can find more information about InterPrivate III’s directors and executive officers in InterPrivate III’s final prospectus dated March 4, 2021, filed with the SEC on March 9, 2021. Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests will be included in the proxy statement / prospectus when it becomes available and other relevant materials to be filed with the SEC when they become available. Stockholders, potential investors and other interested persons should read the proxy statement / prospectus carefully when it becomes available before making any voting or investment decisions. You may obtain free copies of these documents from the sources indicated above.

Forward-Looking Statements

This Amendment No. 1 includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements may generally be identified by the use of words such as “estimate,” “plan,” “project,” “forecast,” “intend,” “will,” “expect,” “anticipate,” “believe,” “seek,” “target”, “may,” “should,” “predict,” “potential,” “seem,” “future,” “outlook” or other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding InterPrivate III’s and Aspiration’s expectations with respect to future performance, estimates and forecasts of other financial and performance metrics, projections of market opportunity and market share and anticipated financial impacts of the Business Combination, the satisfaction of the closing conditions to the Business Combination and the timing of the completion of the Business Combination. These statements are based on various assumptions, whether or not identified herein, and on the current expectations of Aspiration’s and InterPrivate III’s management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and may differ from assumptions, and such differences may be material. Many actual events and circumstances are beyond the control of Aspiration and InterPrivate III.

These forward-looking statements are subject to a number of risks and uncertainties, including inability to complete the Business Combination or, if InterPrivate III does not complete the Business Combination, any other business combination; the inability to complete the Business Combination due to the failure to meet the closing conditions to the Business Combination, including the inability to obtain approval of InterPrivate III’s stockholders, the inability to consummate the contemplated PIPE financing, the failure to achieve the minimum amount of cash available following any redemptions by InterPrivate III stockholders, the failure to meet the NYSE listing standards in connection with the consummation of the Business Combination, or the occurrence of any event, change or other circumstances that could give rise to the termination of the definitive agreement; costs related to the Business Combination; a delay or failure to realize the expected benefits from the Business Combination; risks related to disruption of management time from ongoing business operations due to the Business Combination; the impact of the ongoing COVID-19 pandemic; the risk that Aspiration may not be able to execute its growth strategies or achieve and maintain profitability; the uncertainty of Aspiration’s projected financial information; changes regarding the development of the sustainability industry, the markets that Aspiration targets, customer demand and the ability of Aspiration to maintain and enhance its brand; changes in the highly competitive market in which Aspiration competes, including with respect to its competitive landscape, rapid technological change or regulatory changes; uncertainties surrounding Aspiration’s expansion of products and service offerings; the ability of Aspiration to maintain strategic relationships and execute on strategic transactions; extensive governmental regulation and scrutiny applicable to Aspiration and its subsidiaries, including as a result of certain of its subsidiaries being subject to SEC and FINRA rules and net capital requirements; the ability of Aspiration to adhere to legal requirements with respect to the protection of personal data and privacy laws; cybersecurity risks, data loss and other breaches of Aspiration’s network security and the disclosure of personal information; the risk of regulatory lawsuits or proceedings relating to Aspiration’s products or services; the risk that Aspiration is unable to secure or protect its intellectual property; the limited experience of Aspiration’s management in operating a public company; underlying assumptions and data with respect to Aspiration’s key performance indicators and other business metrics that may be (or may be perceived to be) inaccurate; the risk that Aspiration may not be able to develop and maintain effective internal controls; the outcome of any legal proceedings that may be instituted against InterPrivate III, Aspiration or any of their respective directors or officers following the announcement of the Business Combination; the failure to realize anticipated pro forma results and underlying assumptions, including with respect to estimated stockholder redemptions and purchase price and other adjustments and those factors discussed in InterPrivate III’s final prospectus dated March 4, 2021 and Quarterly Report on Form 10-Q for the quarter ended June 30, 2021, in each case, under the heading “Risk Factors,” and other documents of InterPrivate III filed, or to be filed, with the SEC. These risks and uncertainties may be amplified by the ongoing COVID-19 pandemic, which has caused significant economic uncertainty. If any of these risks materialize or our assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that neither Aspiration nor InterPrivate III presently know or that Aspiration and InterPrivate III currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect Aspiration’s and InterPrivate III’s expectations, plans or forecasts of future events and views as of the date of this Amendment No. 1. Aspiration and InterPrivate III anticipate that subsequent events and developments will cause Aspiration’s and InterPrivate III’s assessments to change. However, while Aspiration and InterPrivate III may elect to update these forward-looking statements at some point in the future, Aspiration and InterPrivate III specifically disclaim any obligation to do so. These forward-looking statements should not be relied upon as representing Aspiration’s and InterPrivate III’s assessments as of any date subsequent to the date of this Amendment No. 1. Accordingly, undue reliance should not be placed upon the forward-looking statements.

No Offer or Solicitation

This Amendment No. 1 shall not constitute a proxy statement or the solicitation of a proxy, consent or authorization with respect to any securities or in respect of the Business Combination. This Amendment No. 1 shall also not constitute an offer to sell or the solicitation of an offer to buy or subscribe for any securities or a solicitation of any vote of approval, nor shall there be any sale, issuance or transfer of securities in any states or jurisdictions in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of section 10 of the Securities Act.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description
2.1†	Agreement and Plan of Merger, dated August 18, 2021, by and among InterPrivate III Financial Partners Inc., InterPrivate III Merger Sub Inc., InterPrivate III Merger Sub II LLC and Aspiration Partners Inc.
10.1	Form of Subscription Agreement.
10.2	Company Support Agreement, dated August 18, 2021, by and among InterPrivate III Financial Partners Inc., Aspiration Partners Inc. and certain stockholders of Aspiration Partners Inc. set forth on the signature pages thereto.
10.3	Sponsor Support Agreement, dated August 18, 2021, by and among InterPrivate Acquisition Management III, LLC, InterPrivate III Financial Partners Inc. and Aspiration Partners Inc.
10.4	Form of Amended and Restated Registration Rights Agreement.
10.5	Form of Stockholders’ Agreement.
99.1	Conference Call Script, dated August 18, 2021.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

†	Certain of the exhibits and schedules to this Exhibit have been omitted in accordance with Regulation S-K Item 601(b)(2). InterPrivate III agrees to furnish a copy of all omitted exhibits and schedules to the SEC upon its request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERPRIVATE III FINANCIAL PARTNERS INC.

By:	/s/ Ahmed Fattouh
	Name:	Ahmed Fattouh
	Title:	Chairman and Chief Executive Officer

Dated: August 19, 2021